                                                                   Exhibit 99.1


                      OFFICE OF THE UNITED STATES TRUSTEE

In re:
                                       DEBTOR IN POSSESSION INTERIM STATEMENT
OUTSOURCE INTERNATIONAL, INC.
                                       Statement Number:          3
                             Debtor.
                                       For the Period FROM:   August 27, 2001
Chapter 11 Case No.: LA 01-28173-BB                     TO:   September 30, 2001


         Annexed hereto is Interim Statement Number 3 for the above-indicated chapter 11 debtor ("Debtor").

         At the Initial Debtor Interview held by the Office of the United States Trustee ("OUST"), on June 27, 2001, Debtor apprised the OUST that its books and records are maintained on a consolidated basis with the other six affiliated debtor entities which comprise the related filing entities. Therefore, and by agreement made with the Office of the United States Trustee, amounts reflected on the annexed Interim Statement represent consolidated cash receipts and disbursements for all of the bank accounts of the Debtor and its chapter 11 debtor affiliates ("Debtors").

         Additionally, due to the sheer volume of the Debtor's check registers (approximately 2,000 pages), and in the interest of environmental economy, the check registers will be submitted electronically under separate cover. Debtors further advise that the disbursement amounts reflected on the annexed Interim Statement reflect only the checks issued by the Debtors, which cleared the banks during the reporting period, whereas the check registers reflect all checks issued by the Debtors during the reporting period. Outstanding checks represent the difference between the check registers and the disbursement totals reflected in the Interim Statement.

                      OFFICE OF THE UNITED STATES TRUSTEE

In re OUTSOURCE INTERNATIONAL, INC       DEBTOR IN POSSESSION INTERIM STATEMENT

                                         Statement No.              3

Chapter 11 Case No. LA 01-28173 BB       For the Period FROM: 8/27/01
                                                          TO: 9/30/01

CASH ACTIVITY ANALYSIS (Cash Basis Only)
A.  Total Receipts per all Prior Interim Statements            $44,501,613
B.  Less Total Disbursements per all Prior Statements          $43,020,979
                                                               -----------
C.  Beginning Balance (A less B)                               $ 1,480,634
D.  Receipts during Current Period
    Opening Cash Balance Per Bank                              $       100
    Plus: Available LockBox Receipts                           $21,297,796
    Plus: Non A/R Cash Receipts                                $        --
                                                               -----------
E.  Total Cash Available                                       $22,778,529
                                                               -----------
F.  Cash Disbursements/(Voids)
    Advertising (newspaper recruiting)                         $    33,978
    Auto Maintenance                                           $        --
    Bank Fees                                                  $    13,087
    Benefits (Insurance)                                       $    84,504
    Board of Directors                                         $        --
    Business License                                           $     2,842
    Capital Expense                                            $    17,457
    Capital Leases                                             $   185,849
    CIT -- Adequate Protection Payment                         $   320,226
    Core Payroll                                               $ 1,837,439
    CitiBank Credit Card Payment                               $        --
    CSF Payroll & Payroll Tax                                  $   621,231
    Deposits -- Various Vendors                                $        --
    Dues/Subscriptions                                         $     1,695
    Education                                                  $     2,219
    Equipment                                                  $        --
    Expense Reports                                            $   178,611
    Flex Spending Acct.                                        $     3,766
    FTB ACH Account                                            $   (36,992)
    Garnishments                                               $    59,919
    Insurance                                                  $        --
    IT                                                         $    15,811
    Cash Collateral for Letter of Credit                       $        --
    Labor Supplies                                             $    23,586
    Maintenance                                                $    22,475
    Misc Vendor Prepaid                                        $    12,542
    Misc Expenses                                              $    53,136
    Mortgage                                                   $    11,483
    Office Supplies COD                                        $    71,062
    Operating Leases                                           $   189,260
    Outside Labor                                              $        --
    Payroll Taxes                                              $        --
    Postage                                                    $    22,150
    Prof. Fees                                                 $   249,064
    Recruiting                                                 $        --
    Refund                                                     $        --
    Rent Deposit                                               $        --
    Rent                                                       $   252,483
    Taxes (NonPayroll)                                         $    12,768
    Service Payroll (Including Taxes)                          $16,329,195
    Telephone                                                  $   200,864
    Third Party Billing (Staffing)                             $        --
    Transportation                                             $   116,557
    Travel Advance                                             $     1,500
    Unemployment Taxes                                         $        --
    Utilities                                                  $    23,769
    Utility Deposits                                           $        --
    Workmans Comp                                              $   709,075
                                                               -----------
    Total Disbursements                                        $21,642,609
                                                               -----------
Closing Available Balance                                      $ 1,135,920

Outstanding A/P Checks                                         $   256,770
                                                               -----------
Ending Bank Balance                                            $ 1,392,690

Unavailable LockBox Receipts                                   $   778,186
                                                               -----------
Total Cash                                                     $ 2,170,876
                                                               ===========

I, Carolyn Noonan, authorized signatory, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is True and complete to the best of my knowledge.



Dated:   10-16-01                            /s/ Carolyn H. Noonan
      -----------------------          -----------------------------------
                                              Debtor in Possession

OUTSOURCE INTERNATIONAL
CASH COLLECTIONS / DISBURSEMENTS SUMMARY


                                                         LA 01-    LA 01-                    LA 01-
                             Post Petition              28173 BB  28179 BB                   28191 BB
                               8/27 - 9/30                OUT-      OUT-         LA 01-     OUTSOURCE       LA 01-         LA 01-
                                              LA 01-     SOURCE    SOURCE        28185 BB     INTER-       28197 BB      28201 BB
                                             28160 BB   INTERNA-    FRAN-        CAPITAL     NATIONAL      GUARDIAN      GUARDIAN
                                             SYNADYNE    TIONAL,   CHISING,      STAFFING   OF AMERICA,    EMPLOYER      EMPLOYER
                                              III INC.    INC.       INC.        FUND, INC.     INC.       WEST, LLC     EAST, LLC
                             -----------     ---------  --------  ---------      ---------  -----------    ---------     ---------
CASH COLLECTIONS
----------------
  Opening Cash Balance
   Per Bank                    2,017,874       433,373      --      32,246         2,018       369,454       871,178       309,605
  Less: Outstanding
   A/P Checks                   (537,141)     (139,657)     --      (4,834)         (537)      (82,183)     (225,599)      (84,331)
                             -----------     ---------  ------    --------       -------    ----------     ---------     ---------
  ADJUSTED OPENING
   CASH BALANCE                1,480,734       293,717      --      27,411         1,481       287,272       645,579       225,274
                             -----------     ---------  ------    --------       -------    ----------     ---------     ---------
  Plus:  Available Lockbox
          Receipts
           Chicago
           Los Angeles
           Atlanta

  TOTAL AVAILABLE
   LOCKBOX RECEIPTS           21,297,796     5,814,298      --      85,191        21,298     2,981,691     8,945,074     3,450,243
  PLUS: NON A/R
   CASH RECEIPTS                      --            --      --          --            --            --            --            --
                              ----------     ---------  ------    --------       -------    ----------     ---------     ---------
  TOTAL CASH
   AVAILABLE                  22,778,529     6,108,015      --     112,603        22,779     3,268,963     9,590,653     3,675,517

CASH DISBURSEMENTS/(VOIDS)
    Advertising (newspaper
     recruiting)                  33,978         9,276      --         136            34         4,757        14,271         5,504
    Auto Maintenance                  --            --      --          --            --            --            --            --
    Bank Fees                     13,087         3,573      --          52            13         1,832         5,497         2,120
    Benefits (insurance)          84,504        23,070      --         338            85        11,831        35,492        13,690
    Board of Directors                --            --      --          --            --            --            --            --
    Business License               2,842           776      --          11             3           398         1,194           460
    Capital Expense               17,457         4,766      --          70            17         2,444         7,332         2,828
    Capital Leases               185,849        50,737      --         743           186        26,019        78,056        30,107
    CIT - Adequate
     Protection Payment          320,226        87,422      --       1,281           320        44,832       134,495        51,877
    Core Payroll               1,837,439       501,621      --       7,350         1,837       257,241       771,724       297,665
    CitiBank Credit
     Card Payment                     --            --      --          --            --            --            --            --
    CSF Payroll &
     Payroll Tax                 621,231       169,596      --       2,485           621        86,972       260,917       100,639
    Deposits - Various
     Vendors                          --            --      --          --            --            --            --            --
    Dues/ Subscriptions            1,695           463      --           7             2           237           712           275
    Education                      2,219           606      --           9             2           311           932           359
    Equipment                         --            --      --          --            --            --            --            --
    Expense Reports              178,611        48,761      --         714           179        25,005        75,016        28,935
    Flex Spending Acct             3,766         1,028      --          15             4           527         1,582           610
    FTB ACH Account              (36,992)      (10,099)     --        (148)          (37)       (5,179)      (15,537)       (5,993)
    Garnishments                  59,919        16,358      --         240            60         8,389        25,166         9,707
    Insurance                         --            --      --          --            --            --            --            --
    IT                            15,811         4,316      --          63            16         2,214         6,641         2,561
    Cash Collateral for
     Letter of Credit                 --            --      --          --            --            --            --            --
    Labor Supplies                23,586         6,439      --          94            24         3,302         9,906         3,821
    Maintenance                   22,475         6,136      --          90            22         3,146         9,439         3,641
    Misc Vendor Prepaid           12,542         3,424      --          50            13         1,756         5,268         2,032
    Misc Expenses                 53,136        14,506      --         213            53         7,439        22,317         8,608
    Mortgage                      11,483         3,135      --          46            11         1,608         4,823         1,860
    Office Supplies COD           71,062        19,400      --         284            71         9,949        29,846        11,512
    Operating Leases             189,260        51,668      --         757           189        26,496        79,489        30,660
    Outside Labor                     --            --      --          --            --            --            --            --
    Payroll Taxes                     --            --      --          --            --            --            --            --
    Postage                       22,150         6,047      --          89            22         3,101         9,303         3,588
    Prof. Fees                   249,064        67,995      --         996           249        34,869       104,607        40,348
    Recruiting                        --            --      --          --            --            --            --            --
    Refund                            --            --      --          --            --            --            --            --
    Rent Deposit                      --            --      --          --            --            --            --            --
    Rent                         252,483        68,928      --       1,010           252        35,348       106,043        40,902
    Taxes (NonPayroll)            12,768         3,486      --          51            13         1,788         5,363         2,068
    Service Payroll
     (Including Taxes)        16,329,195     4,457,870      --      65,317        16,329     2,286,087     6,858,262     2,645,330
    Telephone                    200,864        54,836      --         803           201        28,121        84,363        32,540
    Third Party Billing
     (Staffing)                       --            --      --          --            --            --            --            --
    Transportation               116,557        31,820      --         466           117        16,318        48,954        18,882
    Travel Advance                 1,500           410      --           6             2           210           630           243
    Unemployment Taxes                --            --      --          --            --            --            --            --
    Utilities                     23,769         6,489      --          95            24         3,328         9,983         3,851
    Utility Deposits                  --            --      --          --            --            --            --            --
    Workmans Comp                709,075       193,578      --       2,836           709        99,271       297,812       114,870
                             -----------     ---------  ------    --------       -------    ----------     ---------     ---------
  TOTAL DISBURSEMENTS         21,642,609     5,908,432      --      86,570        21,643     3,029,965     9,089,896     3,506,103
                             -----------     ---------  ------    --------       -------    ----------     ---------     ---------

CLOSING AVAILABLE BALANCE      1,135,920       199,583      --      26,032         1,136       238,998       500,758       169,414

OUTSTANDING A/P CHECKS           256,770        70,098      --       1,027           257        35,948       107,843        41,597
                             -----------     ---------  ------    --------       -------    ----------     ---------     ---------
ENDING BANK BALANCE            1,392,690       269,681      --      27,059         1,393       274,946       608,601       211,011

UNAVAILABLE LOCKBOX
 RECEIPTS                        778,186       212,445      --       3,113           778       108,946       326,838       126,066
                             -----------     ---------  ------    --------       -------    ----------     ---------     ---------
TOTAL CASH                     2,170,876       482,126      --      30,172         2,171       383,892       935,439       337,077
                             ===========     =========  ======    ========       =======    ==========     =========     =========


                       OFFICE OF THE UNITED STATES TRUSTEE

IN RE   OUTSOURCE INTERNATIONAL, INC

                     DEBTOR IN POSSESSION INTERIM STATEMENT

                                      STATEMENT NO. 3
                                              FROM: 8/27/2001        PAGE 1 OF 5
CHAPTER 11 CASE NO. LA 01-28173-BB              TO: 9/30/2001

                                                                                  (NEW)                (NEW)
                                                                            Medical Insurance
                                                                       H(a)       Funding         Accounts Payable    Concentration
                                                                       H(a)   Bank of America     Bank of America    Bank of America
                                                                       H(a)     1233436147          1233736075         1233820507
                                                                       H(a)    Concord, CA          Concord, CA        Concord, CA
                                                                            -----------------     ----------------   ---------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                             $         --        $         --        $      8,145
    A.1 Plus Total Receipts per all Prior Interim Statements                  $         --        $         --        $         --
     B. Less Total Disbursements per all Prior Statements                     $    (51,000)       $         --                  --
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                                                 $     51,000                  --        $     (8,145)
                                                                              ------------        ------------        ------------
     C. Beginning Balance per Schedule B.2                                    $         --        $         --        $         --
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                           $         --        $         --        $         --
                                                                              ------------        ------------        ------------
     E.  Balance Available (C.2 plus D)                                       $         --        $         --        $         --

     F.  Less:  Disbursements during Current Period                           $    (28,457)       $         --        $         --
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                                              ------------        ------------        ------------
 F.1     Net position (E minus F)                                             $    (28,457)       $         --        $         --
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                                              $     51,000        $         --                  --
                                                                              ------------        ------------        ------------
     G.  Ending Balance                                                       $  22,542.84        $         --        $         --
                                                                              ------------        ------------        ------------

                                                                                                   (NEW)
                                                              Payroll           Payroll        Core/Operating         LockBox
                                                          Bank of America   Bank of America   Bank of America    Bank of America LA
                                                            1233633997        1233833996        1233136172          1233334412
                                                            Concord, CA       Concord, CA       Concord, CA         Concord, CA
                                                          ---------------   ---------------   ---------------    ------------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001           $        --    $       873,395       $       --        $      439,649
    A.1 Plus Total Receipts per
        all Prior Interim Statements                        $        --    $         7,468       $       --        $   11,817,256
     B. Less Total Disbursements per
         all Prior Statements                               $   (81,253)   $    (7,177,779)      $       --        $     (438,710)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                               $    93,673    $     6,688,510       $    3,717        $  (11,610,468)
                                                            -----------    ---------------       ----------        --------------
     C. Beginning Balance per Schedule B.2                  $    12,419    $       391,593       $    3,717        $      207,727
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                         $     1,356    $            --       $       --        $    6,366,030
                                                            -----------    ---------------       ----------        --------------
     E.  Balance Available (C.2 plus D)                     $    13,775    $       391,593       $    3,717        $    6,573,758

     F.  Less:  Disbursements during Current Period         $  (152,518)   $    (4,169,199)      $     (819)       $       (7,931)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                            -----------    ---------------       ----------        --------------
 F.1     Net position (E minus F)                           $  (138,743)   $    (3,777,606)      $    2,898        $    6,565,827
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                            $   195,955    $     4,029,731       $    5,648        $   (6,296,656)
                                                            -----------    ---------------       ----------        --------------
     G.  Ending Balance                                     $ 57,212.31    $    252,124.76       $ 8,546.43        $   269,170.54
                                                            -----------    ---------------       ----------        --------------

     I. Other monies on hand - $10,000.00 in safe at corporate office for disaster/hurricane preparedness.


         I, Carolyn Noonan, authorized signatory, declare under penalty of perjury that the information contained in the above Debtor In Possession Interim Statement is True and complete to the best of my knowledge.
                                                          /s/ Carolyn H. Noonan
         Dated        10-16-01                            ----------------------
              ------------------------                     DEBTOR IN POSSESSION

                       OFFICE OF THE UNITED STATES TRUSTEE

IN RE   OUTSOURCE INTERNATIONAL, INC

                     DEBTOR IN POSSESSION INTERIM STATEMENT

                                      STATEMENT NO. 3
                                              FROM: 8/27/2001        PAGE 2 OF 5
CHAPTER 11 CASE NO. LA 01-28173-BB              TO: 9/30/2001

                                                     H(a)    LockBox                            Operating          Operating
                                                     H(a)    Bank of           LockBox           Account            Account
                                                     H(a)   America CH      Bank of America    Citizens Bank      Citizens Bank
                                                     H(a)   8188312934        3751598703        3303116816          3300167983
                                                     H(a)   Concord, CA       Concord, CA     Manchester, NH      Manchester, NH
                                                          ---------------   ---------------   ---------------     --------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001           $    578,151   $       406,542       $         100     $       19,635
    A.1 Plus Total Receipts per
        all Prior Interim Statements                        $ 19,547,567   $    12,627,160       $   2,966,471     $           --
     B. Less Total Disbursements per
         all Prior Statements                               $   (596,827)  $    (1,710,643)      $  (6,623,793)    $       (3,259)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                               $(18,937,545)  $   (11,101,947)      $   5,675,095     $      (16,376)
                                                            ------------   ---------------       -------------     --------------
     C. Beginning Balance per Schedule B.2                  $    591,347   $       221,112       $   2,017,874     $           --
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                         $  8,525,550   $     6,172,146       $          --     $           --
                                                            ------------   ---------------       -------------     --------------
     E.  Balance Available (C.2 plus D)                     $  9,116,896   $     6,393,258       $   2,017,874     $           --

     F.  Less:  Disbursements during Current Period         $         --   $            --       $  (1,298,113)    $           --
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                            ------------   ---------------       -------------     --------------
 F.1     Net position (E minus F)                           $  9,116,896   $     6,393,258       $     719,760     $           --
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                            $ (8,711,863)  $    (6,289,276)      $     672,930     $           --
                                                            ------------   ---------------       -------------     --------------
     G.  Ending Balance                                     $ 405,033.47   $    103,981.75       $1,392,690.30     $           --
                                                            ------------   ---------------       -------------     --------------
                                                             Accounts          Accounts          Accounts
                                                              Payable          Payable            Payable          Concentration
                                                           Citizens Bank    Citizans Bank      Citizens Bank      First Star Bank
                                                            3399000024        3303116832        3399000148           823213004
                                                          Manchester, NH    Manchester, NH    Manchester, NH      Cincinnati, OH
                                                          ---------------   ---------------   ---------------    ------------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001           $        --    $           100       $        --       $      970,445
    A.1 Plus Total Receipts per
        all Prior Interim Statements                        $        --    $            --       $        --       $           --
     B. Less Total Disbursements per
         all Prior Statements                               $    (1,606)   $      (629,571)      $(3,074,725)      $           --
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                               $     1,606    $       629,471       $ 3,074,725       $     (406,092)
                                                            -----------    ---------------       -----------       --------------
     C. Beginning Balance per Schedule B.2                  $        --    $            --       $        --       $      564,354
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                         $        --    $            --       $        --       $           --
                                                            -----------    ---------------       -----------       --------------
     E.  Balance Available (C.2 plus D)                     $        --    $            --       $        --       $      564,354

     F.  Less:  Disbursements during Current Period         $        --    $          (273)      $(2,105,653)      $           --
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                            -----------    ---------------       -----------       --------------
 F.1     Net position (E minus F)                           $        --    $          (273)      $(2,105,653       $      564,354
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                            $        --                273       $ 2,105,653       $     (404,007)
                                                            -----------    ---------------       -----------       --------------
     G.  Ending Balance                                     $        --    $            --       $        --       $   160,346.73
                                                            -----------    ---------------       -----------       --------------

     I. Other monies on hand - $10,000.00 in safe at corporate office for disaster/hurricane preparedness.

                       OFFICE OF THE UNITED STATES TRUSTEE

IN RE   OUTSOURCE INTERNATIONAL, INC

                     DEBTOR IN POSSESSION INTERIM STATEMENT

                                      STATEMENT NO. 3
                                              FROM: 8/27/2001        PAGE 3 OF 5
CHAPTER 11 CASE NO. LA 01-28173-BB              TO: 9/30/2001

                                                                                                   Concentration         Payroll
                                                                       H(a)     Payroll           First Tennessee    First Tennessee
                                                                       H(a)  First Star Bank           Bank               Bank
                                                                       H(a)     823213012            100080412          100196519
                                                                       H(a)  Cincinnati, OH         Memphis, TN        Memphis, TN
                                                                            -----------------     ----------------   ---------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                             $         --        $    113,699        $         --
    A.1 Plus Total Receipts per all Prior Interim Statements                  $         --        $         --        $         --
     B. Less Total Disbursements per all Prior Statements                     $(11,515,299)       $     (1,684)       $ (1,376,046)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                                                 $ 11,515,299        $      7,471        $  1,376,046
                                                                              ------------        ------------        ------------
     C. Beginning Balance per Schedule B.2                                    $         --        $    119,487        $         --
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                           $         --        $         --        $         --
                                                                              ------------        ------------        ------------
     E.  Balance Available (C.2 plus D)                                       $         --        $    119,487        $         --

     F.  Less:  Disbursements during Current Period                           $ (5,920,441)       $     (1,331)       $   (709,602)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                                              ------------        ------------        ------------
 F.1     Net position (E minus F)                                             $ (5,920,441)       $    118,156        $   (709,602)
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                                              $  5,920,441        $    (57,384)       $    709,602
                                                                              ------------        ------------        ------------
     G.  Ending Balance                                                       $         --        $  60,771.94        $         --
                                                                              ------------        ------------        ------------

                                                              Payroll         ACH Payroll      Concentration         Payroll
                                                               First             First          First Union        First Union
                                                             Tennessee         Tennessee       National Bank      National Bank
                                                               Bank               Bank         2080000373357      2079940007435
                                                            100380734          101829397      Deerfield Beach,   Deerfield Beach,
                                                            Memphis, TN       Memphis, TN           FL                FL
                                                          ---------------   ---------------   ---------------    ------------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001           $       894    $            --       $   411,098       $           --
    A.1 Plus Total Receipts per
        all Prior Interim Statements                        $        --    $            --       $        --       $           --
     B. Less Total Disbursements per
         all Prior Statements                               $       (16)   $      (591,699)      $   (52,464)      $   (3,770,652)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                               $      (878)   $       650,000       $  (131,356)      $    3,770,652
                                                            -----------    ---------------       -----------       --------------
     C. Beginning Balance per Schedule B.2                  $        --    $        58,301       $   227,277       $           --
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                         $        --    $            --       $        --       $           --
                                                            -----------    ---------------       -----------       --------------
     E.  Balance Available (C.2 plus D)                     $        --    $        58,301       $   227,277       $           --

     F.  Less:  Disbursements during Current Period         $        --    $    (1,717,811)      $    (9,952)      $   (1,705,674)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                            -----------    ---------------       -----------       --------------
 F.1     Net position (E minus F)                           $        --    $    (1,659,510)      $   217,326       $   (1,705,674)
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                            $        --          1,677,437       $   (40,744)      $    1,705,674
                                                            -----------    ---------------       -----------       --------------
     G.  Ending Balance                                     $        --    $     17,926.66       $176,582.01       $           --
                                                            -----------    ---------------       -----------       --------------

     I. Other monies on hand - $10,000.00 in safe at corporate office for disaster/hurricane preparedness.


                       OFFICE OF THE UNITED STATES TRUSTEE

IN RE   OUTSOURCE INTERNATIONAL, INC

                     DEBTOR IN POSSESSION INTERIM STATEMENT

                                      STATEMENT NO. 3
                                              FROM: 8/27/2001        PAGE 4 OF 5
CHAPTER 11 CASE NO. LA 01-28173-BB              TO: 9/30/2001

                                                                       H(a)     Payroll
                                                                       H(a)   First Union          Concentration         Payroll
                                                                       H(a)  National Bank           Michigan            Michigan
                                                                       H(a) 207009940011586        National Bank      National Bank
                                                                       H(a) Deerfield Beach,        5961844940         2770710164
                                                                       H(a)       FL                Livonia, MI        Livonia, MI
                                                                            -----------------     ----------------   ---------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                             $         --        $     66,832        $          1
    A.1 Plus Total Receipts per all Prior Interim Statements                  $         --        $        764        $         --
     B. Less Total Disbursements per all Prior Statements                     $ (1,587,660)       $     (5,578)       $   (833,593)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                                                 $  1,587,660        $     56,632        $    833,593
                                                                              ------------        ------------        ------------
     C. Beginning Balance per Schedule B.2                                    $         --        $    118,650        $          1
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                           $         --        $         --        $         --
                                                                              ------------        ------------        ------------
     E.  Balance Available (C.2 plus D)                                       $         --        $    118,650        $          1

     F.  Less:  Disbursements during Current Period                           $   (635,441)       $         --        $   (556,259)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                                              ------------        ------------        ------------
 F.1     Net position (E minus F)                                             $   (635,441)       $   (118,650)       $   (556,258)
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                                              $    635,441             (55,099)       $    556,259
                                                                              ------------        ------------        ------------
     G.  Ending Balance                                                       $         --        $  63,550.98        $       1.00
                                                                              ------------        ------------        ------------

                                                              Payroll        Payroll Taxes     Concentration          Payroll
                                                             Michigan          Michigan        Norwest Bank        Norwest Bank
                                                           National Bank     National Bank      5058061791          8012703781
                                                            2770710420        6856302242         Colorado            Colorado
                                                            Livonia, MI       Livonia, MI       Springs, CO         Springs, CO
                                                          ---------------  ----------------   ---------------    ------------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001           $         1    $       697,525       $  154,709        $           --
    A.1 Plus Total Receipts per
        all Prior Interim Statements                        $        --    $            --       $       --        $           --
     B. Less Total Disbursements per
         all Prior Statements                               $    (2,495)   $    (5,461,244)      $  (11,248)       $     (245,920)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                               $     2,494    $     4,860,876       $  (50,180)       $      245,920
                                                            -----------    ---------------       ----------        --------------
     C. Beginning Balance per Schedule B.2                  $        --    $        97,157       $   93,280        $           --
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                         $        --    $            --       $       --        $           --
                                                            -----------    ---------------       ----------        --------------
     E.  Balance Available (C.2 plus D)                     $        --    $        97,157       $   93,280        $           --

     F.  Less:  Disbursements during Current Period         $        --    $    (3,130,888)      $   (3,703)       $      (91,340)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                            -----------    ---------------       ----------        --------------
 F.1     Net position (E minus F)                           $        --    $    (3,033,731)      $   89,578        $      (91,340)
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                            $        --    $     3,045,000       $  (30,883)       $       91,340
                                                            -----------    ---------------       ----------        --------------
     G.  Ending Balance                                     $        --    $     11,269.28       $58,694.94        $           --
                                                            -----------    ---------------       ----------        --------------

     I. Other monies on hand - $10,000.00 in safe at corporate office for disaster/hurricane preparedness.

                       OFFICE OF THE UNITED STATES TRUSTEE

IN RE   OUTSOURCE INTERNATIONAL, INC

                     DEBTOR IN POSSESSION INTERIM STATEMENT

                                      STATEMENT NO. 3
                                              FROM: 8/27/2001        PAGE 5 OF 5
CHAPTER 11 CASE NO. LA 01-28173-BB              TO: 9/30/2001


                                             H(a)        Payroll                   Totals
                                             H(a)      Norwest Bank
                                             H(a)       8012703799
                                             H(a)   Colorado Springs, CO
                                                    --------------------        ---------------
         CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001     $            --           $     4,740.921
    A.1 Plus Total Receipts per all Prior
           Interim Statements                         $            --           $    46,966,687
     B. Less Total Disbursements per all
           Prior Statements                           $    (1,138,549)          $   (46,983,311)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                         $     1,138,549           $             0
                                                      ---------------           ---------------
     C. Beginning Balance per Schedule B.2            $            --           $     4,724,297
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                   $            --           $    21,065,082
                                                      ---------------           ---------------
     E.  Balance Available (C.2 plus D)               $            --           $    25,789,379

     F.  Less:  Disbursements during Current Period   $      (483,529)          $   (22,728,933)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000
pages, available on enclosed CD.
                                                      ---------------           ---------------
 F.1     Net position (E minus F)                     $      (483,529)          $     3,060,446
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                      $       483,529           $            (0)
                                                      ---------------           ---------------
     G.  Ending Balance                               $            --           $  3,060,445.94
                                                      ---------------           ---------------


     I. Other monies on hand - $10,000.00 in safe at corporate office for disaster/hurricane preparedness.

               OFFICE OF THE UNITED STATES TRUSTEE

-----------------------------------------------------------------------------------------------------------------------------------
IN RE:  OUTSOURCE INTERNATIONAL, INC.                                                  DEBTOR IN POSSESSION OPERATING REPORT

                                                       DEBTOR

                                                                                       CONSOLIDATED         3
                                                                                                                        PAGE 1 OF 3

CHAPTER 11 CASE NO:                LA 01-28173-BB                                      FOR THE PERIOD FROM: 8/27/01
                                                                                                      TO:   9/30/01
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED

1.  Profit and Loss Statement (Accrual Basis Only)
     A.  Related to Business Operations:
          Gross Sales                                                           $ 22,776,394
           Less:  Sales Returns & Discounts                                         (117,199)
                                                                                ------------
                   Net Sales                                                                      $ 22,659,196
           Less:  Cost of Goods Sold:                                                               18,060,859
                                                                                                  ------------
               Gross Profit                                                                                         $  4,598,337
               Other Operating Revenues                                                                                       --
           Less: Operating Expenses                                                                                           --
           Officer Compensation                                                       80,215
           Salaries and Wages--Other Employees                                     2,078,174
                                                                                ------------
                Total Salaries and Wages                                                             2,158,389
                Employee Benefits and Pensions                                                         151,110

           Payroll Taxes                                                             158,549
           Real Estate Taxes                                                           4,828
           Federal and State Income Taxes                                             14,000
                                                                                ------------
                  Total Taxes                                                                          177,378
           Rent and Lease Exp. (Real Property and Personal Property)                 268,068
           Interest Expense (Mortgage, Loan, etc.)                                   206,748
           Insurance                                                                  29,286
           Automobile Expense                                                         81,971
           Utilities (Gas, Electric, Water, Telephone, etc.)                         165,595
           Depreciation and Amortization                                             446,222
           Repairs and Maintenance                                                    19,205
           Advertising                                                                14,724
           Supplies, Office Expenses, Photocopies, etc.                              130,396
           Bad Debts                                                                 114,602
           MISC OP EXP (T&E,RELO,REP,MEET,RECRUIT,BANK/COLLECT FEES,LIC/TAX)         288,334
                                                                                ------------
                 Total Operating Expenses                                                            1,765,150
                                                                                                  ------------
                     Net Gain/Loss from Business Operations                                                              346,311
     B.  Not Related to Business Operations:
              Income:
                  Interest Income                                                     12,638
                  Other Non-Operating Revenues
                  Gross Proceeds on Sale of Assets
                  Less:  Original Cost of Assets plus Expenses of Sale
                       Net Gain/Loss on Sale of Assets                                 1,610
                                                                                ------------
                  Total Non-Operating Income                                                            14,697
              Expenses Not Related to Business Operations:
                                    ACCOUNTING & AUDITING FEES                        15,000
                                    LEGAL FEES                                       130,864
                                    OTHER PROF./CONSULT FEES                         306,640
                  Other Non-Operating Expenses (Specify)                                  --
                                                                                ------------
                  Total Non-Operating Expenses                                                         452,504
                                                                                                                    ------------
     NET INCOME/LOSS FOR PERIOD                                                                                     $    (91,496)
                                                                                                                    ============



                   DEBTOR IN POSSESSION OPERATING REPORT NO: 3
                                                            ----

2. Aging of Accounts Payable and Accounts Receivable (Exclude pre-petition accounts payable):

CONSOLIDATED:                                                                   Accounts Payable            Accounts Receivable
-------------                                                                   ----------------            -------------------
                        Current  Under 46 Days                                    401,275.47                   20,684,056.12

                        Overdue   46 -  60 Days                                    39,116.59                    1,956,241.02

                        Overdue   61 -  90 Days                                   308,101.77                      672,858.02

                        Overdue:  91 - 150 Days                                    97,009.81                      257,180.37

                        Overdue: 151 - 179 Days                                            0                       55,644.20

                        Overdue:   > = 180 Days                                       382.88                      480,472.33

                        TOTAL                                                     845,886.52                   24,106,452.06


3.   Statement of Status of Payments to Secured Creditors and Lessors:

                                                Frequency                                                         Post-Petition
                                             of Payments per          Amount              Next                  Payments Not Made*
                        Creditor/            Contract/Lease          of Each             Payment           -------------------------
                         Lessor             (i.e. Mo., Qtr.)         Payment               Due             Number             Amount
                        --------            ----------------         -------             -------           ------             ------

See Attached Rider 3


*Explanation for Non-Payment: In accordance with bankruptcy code section 365(D)(10), during the month of August, debtor began paying the amounts due under the personal property leases for August, although not all August payments were made during the August reporting period. For the September reporting periods, the debtor is current and intends to remain current going forward on personal property lease payments pending the decision to assume or reject the personal property leases.

4.   Tax Liability: See attached Rider 4*

                     Gross Payroll Expense for Period: $13,844,691.77

                     Gross Sales for Period Subject to Sales Tax: $151,142.17

                                                                                                                    Post-Petition
                                                                                         Amount Paid*                Taxes Still
                                                               Date Paid                   (note 1)                     Owing
                                                           ------------------            -------------              -------------
         Federal Payroll and Withholding Taxes                         Various           $2,095,722.99               $341,013.04
                                                                                                                         (note 2)
         State Payroll and Withholding Taxes (note 3)                  Various           $  167,684.51               $623,922.14
                                                                                                                         (note 2)
         State Sales and Use Taxes                         September 20, 2001            $      11,120               $  8,171.93
                                                                                                                         (note 2)
         Real Property Taxes                                              N/A                 N/A                        N/A

* Attach photocopies of depository receipts from taxing authorities or financial institutions to verify that such deposits or payments have been made.

(note 1) Returns provided regularly to UST, payments generally via ACH. Payment includes amounts due in September from August and amounts due in September from September.

(note 2) Payment is due in October.

(note 3) Includes local taxes.

5.   Insurance Coverage:

                                                       Carrier/                Amount                Policy               Premium
 SEE ATTACHED RIDER 5 AT LA01-28173-BB                  Agent                    of                Expiration          Paid Through
                                                         Name                 Coverage                Date                 Date
                                                       -------                --------             ----------          ------------
Worker's Compensation
Liability
Fire and Extended Coverage
Property
Theft
Life (Beneficiary:_______________)
Vehicle
Other (Specify):

                   DEBTOR IN POSSESSION OPERATING REPORT NO: 3
                                                            ----

6.   Questions:

     A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders or other principals without the approval of the Office of the United States Trustee?

                   Yes      Explain:
           ------                  --------------------------------------------
                X  No
           ------

     B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

                   Yes      Explain:
           ------                  ---------------------------------------------
                X  No
           ------


7.   Statement of Unpaid Professional Fees (Post-Petition Amounts ONLY)

CONSOLIDATED

                                                                 State Type of                     Total Post-
                                                                  Professional                    Petition Amount
Name of Professional                                       (Attorney/Accountant/etc.)                 Unpaid
--------------------                                       --------------------------             ---------------
KTBS                                                           Bankruptcy Counsel                   $0

Ackerman                                                       General Counsel                      $0

DeBellas                                                       Investment Advisor                   $0

Bankruptcy Management Corp                                     Bankruptcy Consultant                $50,000 estimate



8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business (ATTACH SEPARATE SHEET IF NECESSARY)

THE AUGUST REPORT FILED ON 9/14/2001 STATED THAT NASDAQ DELISTED THE DEBTOR COMPANY FROM TRADING ON THE OTC BULLETIN BOARD, AND THAT THE DEBTOR COMPANY WAS TRADING IN THE PINK SHEETS EFFECTIVE 8/29/2001. THE CORRECT DELISTING DATE IS 10/4/2001.

9. Quarterly Fees: (This Fee MUST be paid to the United States Trustee every calendar quarter)


     Quarterly                Total                                                                                    Quarterly
       Period             Disbursements          Quarterly          Date             Amount           Check            Fee Still
       Ending              for Quarter              Fee             Paid              Paid             No.               Owing
     ---------            -------------          ---------          ----             ------           -----            ---------

9/30/2001                         0                 250         To be paid by                                              250
                                                                 10/30/2001






I, Carolyn H. Noonan, the Vice President, Controller and Assistant Secretary of Outsource International, Inc., debtor in this chapter 11 case, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated:  OCTOBER 16, 2001
                                            /s/ Carolyn H. Noonan
                                            -----------------------------------
                                            Debtor in Possession or Trustee

         Rider 3 - Status of Payments to Secured Creditors and Lessors
                         Outsource International, Inc.
                             Case No. LA 01-28173BB

----------------------------------------------------------------------------------------------------------------
                                    Frequency of
                                    Payments per         Amount of          Next Payment        Post-Petition
      Creditor/Lessor              Contract/Lease      Each Payment             Due          Payments Not Made**
----------------------------------------------------------------------------------------------------------------
ABELCO DISCOUNT                                       (7,228,652.00)                          0
ABLECO TERM LOAN A                     quarterly         500,000.00             10/31/01      0             --
ABLECO TERM LOAN B                      balloon        8,549,980.58             08/15/03      0             --
ADVANTA BUSINESS SERVICES CORP.         monthly              207.76             11/05/01      1         207.76
BANK ONE LEASING                        monthly            2,394.00             11/01/01      1       2,394.00
CIT REVOLVER                             daily        17,496,455.60       Variable Daily      0             --
CITICORP VENDOR FINANCE INC.            monthly              560.74             10/29/01      1         560.74
COMERICA BANK                           monthly            1,021.66             10/24/01      3       3,064.98
COPYCO INC.                             monthly              461.42             10/13/01      1         461.42
COPYCO INC.                             monthly              421.16             10/17/01      1         421.16
DE LAGE LANDEN FINANCIAL SERVICES       monthly              197.09             10/11/01      1         197.09
DE LAGE LANDEN FINANCIAL SERVICES       monthly              133.33             10/11/01      1         133.33
FIDELITY LEASING INC.                   monthly               96.58             10/15/01      1          96.58
FIDELITY LEASING INC.                   monthly               96.58             10/14/01      1          96.58
FIDELITY LEASING INC.                   monthly              114.95             10/15/01      1         114.95
FLEET BUSINESS CREDIT CORPORATION       monthly               60.76             11/01/01      1          60.76
FLEET BUSINESS CREDIT CORPORATION       monthly               93.77             11/01/01      1          93.77
FLEET BUSINESS CREDIT CORPORATION       monthly               57.79             11/01/01      1          57.79
FLEET BUSINESS CREDIT CORPORATION       monthly               93.86             11/01/01      1          93.86
FLEET BUSINESS CREDIT CORPORATION       monthly               57.79             11/01/01      1          57.79
FLEET BUSINESS CREDIT CORPORATION       monthly               93.86             11/01/01      1          93.86
FLEET BUSINESS CREDIT CORPORATION       monthly               93.86             11/01/01      1          93.86
FLEET BUSINESS CREDIT CORPORATION       monthly               94.23             11/01/01      1          94.23
FLEET BUSINESS CREDIT CORPORATION       monthly               94.42             11/01/01      1          94.42
FLEET BUSINESS CREDIT CORPORATION       monthly               14.50             11/01/01      1          14.50
FLEET BUSINESS CREDIT CORPORATION       monthly               11.46             11/01/01      1          11.46
FLEET BUSINESS CREDIT CORPORATION       monthly               93.08             11/01/01      1          93.08
FLEET BUSINESS CREDIT CORPORATION       monthly               70.04             11/01/01      1          70.04
FLEET BUSINESS CREDIT CORPORATION       monthly               94.67             11/01/01      1          94.67
FLEET BUSINESS CREDIT CORPORATION       monthly               76.81             11/01/01      1          76.81
FLEET BUSINESS CREDIT CORPORATION       monthly               94.67             11/01/01      1          94.67
FLEET BUSINESS CREDIT CORPORATION       monthly               94.67             11/01/01      1          94.67
FLEET BUSINESS CREDIT CORPORATION       monthly               85.33             11/01/01      1          85.33
FLEET BUSINESS CREDIT CORPORATION       monthly               70.54             11/01/01      1          70.54
FLEET BUSINESS CREDIT CORPORATION       monthly              144.93             11/01/01      1         144.93
FLEET BUSINESS CREDIT CORPORATION       monthly              153.74             11/01/01      1         153.74
FLEET BUSINESS CREDIT CORPORATION       monthly               86.13             11/01/01      1          86.13
FLEET BUSINESS CREDIT CORPORATION       monthly               94.66             11/01/01      1          94.66
FLEET BUSINESS CREDIT CORPORATION       monthly              117.62             11/01/01      1         117.62
FLEET BUSINESS CREDIT CORPORATION       monthly               96.70             11/01/01      1          96.70
FLEET BUSINESS CREDIT CORPORATION       monthly              356.15             11/01/01      1         356.15
FLEET BUSINESS CREDIT CORPORATION       monthly              356.15             11/01/01      1         356.15
FLEET BUSINESS CREDIT CORPORATION       monthly              356.15             11/01/01      1         356.15
FLEET BUSINESS CREDIT CORPORATION       monthly               70.54             11/01/01      1          70.54
FLEET BUSINESS CREDIT CORPORATION       monthly               89.31             11/01/01      1          89.31
FLEET BUSINESS CREDIT CORPORATION       monthly               62.12             11/01/01      1          62.12
FLEET BUSINESS CREDIT CORPORATION       monthly               68.79             11/01/01      1          68.79
FLEET BUSINESS CREDIT CORPORATION       monthly               68.79             11/01/01      1          68.79
FLEET BUSINESS CREDIT CORPORATION       monthly               12.22             11/01/01      1          12.22
FLEET BUSINESS CREDIT CORPORATION       monthly              107.28             11/01/01      1         107.28
FLEET BUSINESS CREDIT CORPORATION       monthly               85.33             11/01/01      1          85.33
FLEET BUSINESS CREDIT CORPORATION       monthly               94.67             11/01/01      1          94.67
FLEET BUSINESS CREDIT CORPORATION       monthly               70.14             11/01/01      1          70.14
FLEET BUSINESS CREDIT CORPORATION       monthly              181.63             11/01/01      1         181.63
FLEET BUSINESS CREDIT CORPORATION       monthly               68.79             11/01/01      1          68.79
FLEET BUSINESS CREDIT CORPORATION       monthly               94.67             11/01/01      1          94.67
FLEET BUSINESS CREDIT CORPORATION       monthly               41.92             11/01/01      1          41.92
FLEET BUSINESS CREDIT CORPORATION       monthly               76.17             11/01/01      1          76.17
FLEET BUSINESS CREDIT CORPORATION       monthly               93.16             11/01/01      1          93.16
FLEET BUSINESS CREDIT CORPORATION       monthly              105.80             11/01/01      1         105.80
FLEET BUSINESS CREDIT CORPORATION       monthly              107.28             11/01/01      1         107.28
FLEET BUSINESS CREDIT CORPORATION       monthly               93.16             11/01/01      1          93.16
FLEET BUSINESS CREDIT CORPORATION       monthly              120.07             11/01/01      1         120.07
FLEET BUSINESS CREDIT CORPORATION       monthly              109.09             11/01/01      1         109.09
FLEET BUSINESS CREDIT CORPORATION       monthly               14.33             11/01/01      1          14.33
FLEET BUSINESS CREDIT CORPORATION       monthly              212.83             11/01/01      1         212.83
FLEET BUSINESS CREDIT CORPORATION       monthly               86.37             11/01/01      1          86.37
FLEET BUSINESS CREDIT CORPORATION       monthly               86.57             11/01/01      1          86.57
FLEET BUSINESS CREDIT CORPORATION       monthly               86.37             11/01/01      1          86.37
FLEET BUSINESS CREDIT CORPORATION       monthly               86.37             11/01/01      1          86.37
FLEET BUSINESS CREDIT CORPORATION       monthly               86.17             11/01/01      1          86.17
FLEET BUSINESS CREDIT CORPORATION       monthly               82.91             11/01/01      1          82.91
FLEET BUSINESS CREDIT CORPORATION       monthly               84.60             11/01/01      1          84.60
FLEET BUSINESS CREDIT CORPORATION       monthly               84.60             11/01/01      1          84.60
FLEET BUSINESS CREDIT CORPORATION       monthly               84.60             11/01/01      1          84.60
FLEET BUSINESS CREDIT CORPORATION       monthly               57.74             11/01/01      1          57.74
FLEET BUSINESS CREDIT CORPORATION       monthly              949.04             11/01/01      1         949.04
FLEET BUSINESS CREDIT CORPORATION       monthly              429.15             11/01/01      1         429.15
FLEET BUSINESS CREDIT CORPORATION       monthly               92.40             11/01/01      1          92.40
FLEET BUSINESS CREDIT CORPORATION       monthly              175.45             11/01/01      1         175.45
FLEET BUSINESS CREDIT CORPORATION       monthly               71.21             11/01/01      1          71.21
FLEET BUSINESS CREDIT CORPORATION       monthly               70.21             11/01/01      1          70.21
FLEET BUSINESS CREDIT CORPORATION       monthly               61.69             11/01/01      1          61.69
FLEET BUSINESS CREDIT CORPORATION       monthly              109.24             11/01/01      1         109.24
FLEET BUSINESS CREDIT CORPORATION       monthly              100.97             11/01/01      1         100.97
FLEET BUSINESS CREDIT CORPORATION       monthly               70.54             11/01/01      1          70.54
FLEET BUSINESS CREDIT CORPORATION       monthly               35.27             11/01/01      1          35.27
FLEET BUSINESS CREDIT CORPORATION       monthly              101.44             11/01/01      1         101.44
FLEET BUSINESS CREDIT CORPORATION       monthly               50.72             11/01/01      1          50.72
FLEET BUSINESS CREDIT CORPORATION       monthly               70.21             11/01/01      1          70.21
FLEET BUSINESS CREDIT CORPORATION       monthly               70.48             11/01/01      1          70.48
FLEET BUSINESS CREDIT CORPORATION       monthly               35.27             11/01/01      1          35.27
FLEET BUSINESS CREDIT CORPORATION       monthly              101.44             11/01/01      1         101.44
FLEET BUSINESS CREDIT CORPORATION       monthly               50.72             11/01/01      1          50.72
FLEET BUSINESS CREDIT CORPORATION       monthly               70.21             11/01/01      1          70.21
FLEET BUSINESS CREDIT CORPORATION       monthly              100.97             11/01/01      1         100.97
FLEET BUSINESS CREDIT CORPORATION       monthly              100.97             11/01/01      1         100.97
FLEET BUSINESS CREDIT CORPORATION       monthly               70.87             11/01/01      1          70.87
FLEET BUSINESS CREDIT CORPORATION       monthly               96.23             11/01/01      1          96.23
FLEET BUSINESS CREDIT CORPORATION       monthly              204.20             11/01/01      1         204.20
FLEET BUSINESS CREDIT CORPORATION       monthly               96.23             11/01/01      1          96.23
FLEET BUSINESS CREDIT CORPORATION       monthly               96.23             11/01/01      1          96.23
FLEET BUSINESS CREDIT CORPORATION       monthly               96.67             11/01/01      1          96.67
FLEET BUSINESS CREDIT CORPORATION       monthly               96.23             11/01/01      1          96.23
FLEET BUSINESS CREDIT CORPORATION       monthly               49.34             11/01/01      1          49.34
FLEET BUSINESS CREDIT CORPORATION       monthly               96.67             11/01/01      1          96.67
FLEET BUSINESS CREDIT CORPORATION       monthly              103.10             11/01/01      1         103.10
FLEET BUSINESS CREDIT CORPORATION       monthly               96.23             11/01/01      1          96.23
FLEET BUSINESS CREDIT CORPORATION       monthly               96.23             11/01/01      1          96.23
FLEET BUSINESS CREDIT CORPORATION       monthly               96.67             11/01/01      1          96.67
FLEET BUSINESS CREDIT CORPORATION       monthly               71.63             11/01/01      1          71.63
FLEET BUSINESS CREDIT CORPORATION       monthly               71.61             11/01/01      1          71.61
FLEET BUSINESS CREDIT CORPORATION       monthly               71.61             11/01/01      1          71.61
FLEET BUSINESS CREDIT CORPORATION       monthly               71.63             11/01/01      1          71.63
FLEET LEASING CORPORATION               monthly              498.56             11/01/01      1         498.56
FLEET LEASING CORPORATION               monthly              446.84             11/01/01      1         446.84
FLEET LONG TERM NOTE                    balloon        5,343,262.23             08/15/04      0             --
FORD MOTOR CREDIT                       monthly              488.72             10/06/01      1         488.72
FORD MOTOR CREDIT                       monthly              492.14             10/05/01      1         492.14
FORD MOTOR CREDIT                       monthly              506.38             11/02/01      1         506.38
FORD MOTOR CREDIT                       monthly              506.38             11/02/01      1         506.38
FORD MOTOR CREDIT                       monthly              506.38             11/02/01      1         506.38
GATX CAPITAL                            monthly               85.03             11/01/01      1          85.03
GATX CAPITAL                            monthly               45.39             11/01/01      1          45.39
GATX CAPITAL                            monthly               85.37             11/01/01      1          85.37
GATX CAPITAL                            monthly               85.46             11/01/01      1          85.46
GATX CAPITAL                            monthly               73.64             11/01/01      1          73.64
GATX CAPITAL                            monthly               81.07             11/01/01      1          81.07
GATX CAPITAL                            monthly               74.38             11/01/01      1          74.38
GATX CAPITAL                            monthly            3,179.66             11/01/01      1       3,179.66
GATX CAPITAL                            monthly            4,861.75             11/01/01      1       4,861.75
GATX CAPITAL                            monthly              136.37             11/01/01      1         136.37
GATX CAPITAL                            monthly              696.64             11/01/01      1         696.64
GATX CAPITAL                            monthly               85.48             11/01/01      1          85.48
GATX CAPITAL                            monthly               85.36             11/01/01      1          85.36
GATX CAPITAL                            monthly               78.98             11/01/01      1          78.98
GATX CAPITAL                            monthly           53,352.75             11/01/01      1      53,352.75
GE CAPITAL                              monthly              165.87             10/13/01      1         165.87
GE CAPITAL                              monthly              116.72             10/23/01      1         116.72
GE CAPITAL                              monthly              206.17             11/06/01      1         206.17
GE CAPITAL                              monthly              242.20             10/15/01      1         242.20
GE CAPITAL                              monthly              159.54             10/23/01      1         159.54
GE CAPITAL                              monthly               44.36             11/06/01      1          44.36
GE CAPITAL                              monthly              925.42             11/06/01      1         925.42
GE CAPITAL                              monthly              423.09             11/06/01      1         423.09
GE CAPITAL                              monthly              423.09             10/12/01      1         423.09
GE CAPITAL                              monthly              233.82             10/12/01      1         233.82
GE CAPITAL                              monthly              213.92             10/12/01      1         213.92
GE CAPITAL                              monthly              233.82             10/12/01      1         233.82
GE CAPITAL                              monthly              213.92             10/12/01      1         213.92
GE CAPITAL                              monthly              243.40             10/15/01      1         243.40
GE CAPITAL                              monthly              233.84             10/12/01      1         233.84
GE CAPITAL                              monthly              213.94             10/12/01      1         213.94
GE CAPITAL                              monthly              182.02             10/23/01      1         182.02
GE CAPITAL                              monthly              140.80             11/06/01      1         140.80
GE CAPITAL                              monthly              132.02             11/01/01      1         132.02
GE CAPITAL                              monthly              224.41             11/01/01      1         224.41
HEWLETT PACKARD                         monthly           29,622.82             11/01/01      1      29,622.82
HEWLETT PACKARD                         monthly           15,200.76             11/01/01      1      15,200.76
HEWLETT-PACKARD                         monthly            3,968.44             11/01/01      1       3,968.44
KYOCERA MITA AMERICA INC                monthly              233.82             10/06/01      1         233.82
KYOCERA MITA AMERICA INC                monthly              233.82             10/06/01      1         233.82
KYOCERA MITA AMERICA INC                monthly              233.84             10/06/01      1         233.84
LOOKOUT LEASING CO.                     monthly              105.00             10/28/01      1         105.00
MARLIN LEASING CORPORATION              monthly              492.17             11/02/01      1         492.17
MICRON/FLEET LEASING                    monthly              802.97             11/01/01      1         802.97
MICRON/FLEET LEASING                    monthly              261.09             11/01/01      1         261.09
MICRON/FLEET LEASING                    monthly               99.79             11/01/01      1          99.79
MICRON/FLEET LEASING                    monthly              101.75             11/11/01      1         101.75
MICRON/FLEET LEASING                    monthly               71.08             11/11/01      1          71.08
MICRON/FLEET LEASING                    monthly               73.88             11/11/01      1          73.88
MICRON/FLEET LEASING                    monthly               71.79             10/15/01      2         143.58
MICRON/FLEET LEASING                    monthly               71.26             11/01/01      1          71.26
MICRON/FLEET LEASING                    monthly               58.65             10/15/01      2          117.3
MONROE BANK                             monthly              559.91             10/20/01      1         559.91
OLD KENT BANK                           monthly              856.65             10/24/01      3       2,569.95
PANASONIC COMMUNICATIONS & SYS          monthly               59.40             11/01/01      1          59.40
PANASONIC COMMUNICATIONS & SYS          monthly              102.77             11/01/01      1         102.77
PITNEY BOWES                            monthly               21.50             10/23/01      1          21.50
PITNEY BOWES                            monthly               50.16             10/23/01      1          50.16
PITNEY BOWES CREDIT CORPORATIO          monthly               86.39             10/07/01      1          86.39
PITNEY BOWES CREDIT CORPORATIO          monthly              211.23             10/07/01      1         211.23
PITNEY BOWES CREDIT CORPORATIO          monthly              458.43             10/07/01      1         458.43
SAXON BUSINESS SYSTEMS INC.             monthly              370.47             11/02/01      1         370.47
TOSHIBA EASY LEASE                      monthly               32.90                 none      1          32.90
U.S. FINANCIAL                          monthly              698.89             10/28/01      3       2,096.67
UNITED LEASING ASSOCIATES               monthly              155.28             11/01/01      1         155.28

** These amounts are also included in the Accounts Payable aging in question #2

                                    Rider-4
                              P/R Tax Department
                       2001 POST-PETITION TAX REPORTING

PAYROLL TAX LIABILITIES FOR PERIOD 09/01/01 THROUGH 09/30/01

--------------------------------------------------------------------------------------------------------------------------------

                                                            SEPT. 2001        SEPT. 2001         AUG. 2001        TOTAL FEDERAL
                                     TAXABLE GROSS      FEDERAL TAXES DUE   FEDERAL TAXES PD   FEDERAL TAXES PD   TAXES PAID IN
PAYROLL ENTITIES                      PAYROLL EXP          (INCL. FUTA)*     IN SEPT. 2001      IN SEPT. 2001       SEPT. 2001
--------------------------------------------------------------------------------------------------------------------------------

Outsource Int'l of America, Inc.        2,057,105.12        359,345.16        (305,336.50)       (24,892.56)       (330,229.06)
--------------------------------------------------------------------------------------------------------------------------------
Synadyne III, Inc.                      3,536,538.03        741,677.90        (649,066.24)       (39,410.80)       (688,477.04)
--------------------------------------------------------------------------------------------------------------------------------
Guardian Employer West LLC              5,690,770.34        688,742.48        (564,377.89)       (32,547.17)       (596,925.06)
--------------------------------------------------------------------------------------------------------------------------------
Guardian Employer East LLC              2,560,278.28        524,139.00        (454,110.87)       (25,980.96)       (480,091.83)
--------------------------------------------------------------------------------------------------------------------------------


TOTALS  - ALL ENTITIES                $13,844,691.77     $2,313,904.54     $(1,972,891.50)     $(122,831.49)    $(2,095,722.99)
                                      ==========================================================================================


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 AUG. 2001
                                       FEDERAL TAXES        SEPT. 2001         SEPT. 2001      STATE TAXES PD     TOTAL STATE
                                        STILL OWED        STATE TAXES DUE    STATE TAXES PD    IN SEPT. 2001      TAXES PD IN
PAYROLL ENTITIES                       (INCL. FUTA)*        (INCL. SUTA)       IN SEPT. 2001    (SEE NOTE 1)      SEPT. 2001
-----------------------------------------------------------------------------------------------------------------------------

Outsource Int'l of America, Inc.        54,008.66           46,072.49             0.00          (3,036.03)        (3,036.03)
-----------------------------------------------------------------------------------------------------------------------------
Synadyne III, Inc.                      92,611.66          315,927.25       (44,988.24)         (2,296.43)       (47,284.67)
-----------------------------------------------------------------------------------------------------------------------------
Guardian Employer West LLC             124,364.59          200,322.15       (39,202.29)        (20,831.36)       (60,033.65)
-----------------------------------------------------------------------------------------------------------------------------
Guardian Employer East LLC              70,028.13          128,040.07        (3,702.88)        (44,172.95)       (47,875.83)
-----------------------------------------------------------------------------------------------------------------------------


TOTALS  - ALL ENTITIES                $341,013.04         $690,361.96      $(87,893.41)       $(70,336.77)     $(158,230.18)
                                      =======================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        AUG. 2001
                                      STATE TAXES    SEPTEMBER 2001    SEPT. 2001     LOCAL TAXES PD    TOTAL LOCAL
                                       STILL OWED     LOCAL TAXES     LOCAL TAXES PD  IN SEPT. 2001      TAXES PD      LOCAL TAXES
PAYROLL ENTITIES                     (INCL. SUTA)**       DUE         IN SEPT. 2001    (SEE NOTE 2)    IN SEPT. 2001   STILL OWED
-----------------------------------------------------------------------------------------------------------------------------------

Outsource Int'l of America, Inc.       46,072.49         737.61          0.00              0.00             0.00         737.61
-----------------------------------------------------------------------------------------------------------------------------------
Synadyne III, Inc.                    270,939.01           0.00          0.00              0.00             0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
Guardian Employer West LLC            161,119.86       5,759.00          0.00         (1,155.50)       (1,155.50)      5,759.00
-----------------------------------------------------------------------------------------------------------------------------------
Guardian Employer East LLC            124,337.19      15,888.48       (931.50)        (7,367.33)       (8,298.83)     14,956.98
-----------------------------------------------------------------------------------------------------------------------------------


TOTALS  - ALL ENTITIES               $602,468.55       $22,385.09      $(931.50)       $(8,522.83)      $(9,454.33)    $21,453.59
                                     ==============================================================================================


                                    OUTSOURCE INT'L                      GUARDIAN EMPLOYER  GUARDIAN EMPLOYER     ALL PAYROLL
PAYROLL TAX SUMMARY:                OF AMERICA, INC.  SYNADYNE III, INC.    WEST, LLC           EAST, LLC           ENTITIES
                                    ----------------  ------------------ -----------------  -----------------    --------------

Taxable gross payroll expense        $2,057,105.12      $3,536,538.03      $5,690,770.34      $2,560,278.28      $13,844,691.77

TOTAL AUG 2001 FED, STATE &
  LOCAL TAXES PAID IN
  SEPT 2001                             (27,928.59)        (41,707.23)        (54,534.03)        (77,521.24)        (201,691.09)



TOTAL SEPT 2001 FED, STATE &
  LOCAL TAXES DUE                    $  406,155.26      $1,057,605.15      $  894,823.63      $  668,067.55      $ 3,026,651.59
LESS SEPT 2001 TAXES PAID
  IN SEPT 2001                         (305,336.50)       (694,054.48)       (603,580.18)       (458,745.25)      (2,061,716.41)

TOTAL SEPT 2001 TAXES STILL
  OWED AT END OF PERIOD              $  100,818.76      $  363,550.67      $  291,243.45      $  209,322.30      $   964,935.18
                                     =============      =============      =============      =============      ==============


FUTA & SUTA SUMMARY:

* 3RD QTR 2001 FUTA TAX INCL. IN
    FEDERAL TAX LIABILITY ABOVE      $   28,216.98      $   58,199.85      $   93,288.77      $   46,120.14      $   225,825.74


** 3RD QTR 2001 SUTA TAX INCL
    IN STATE TAX LIABILITY ABOVE     $   45,871.12      $  268,725.07      $  140,110.38      $   88,113.56      $   542,820.13


NOTE 1. Differences between prior period SWT accruals and what was actually paid:

    OIA  Prior period SWT accrual                                       $3,034.65
                #NAME?                                                       1.38

         Total prior period SWT paid this period                        $3,036.03
                                                                        =========

   WEST  Prior period SWT accrual                                      $20,577.44
                #NAME?                                                     253.92

         Total prior period SWT paid this period                       $20,831.36
                                                                        =========

NOTE 2. Differences between prior period local accruals and what was actually paid:

   EAST  Prior period Local Tax accrual                                 $6,691.06
                Pontiac, MI not accrued prior period                       656.30
                Jefferson City not accrued prior period                     19.97

         Total prior period Local Tax paid this period                  $7,367.33
                                                                        =========

RIDER 5

OUTSOURCE INTERNATIONAL INC
CONSOLIDATED
INSURANCE SCHEDULE OF COVERAGE
AS OF 09/30/01


                                                Limits/                                                                   Premium
Coverage                                      Deductibles                    Term                    Company              Paid to
--------                                      -----------                    ----                    -------              -------
WORKERS' COMPENSATION                          Statutory                 01/01/01 - 01/01/02          Zurich              9/30/01
EMPLOYERS LIABILITY

Each Accident                                               1,000,000
Disease - Each Employee                                     1,000,000
Disease - Policy Limit                                      1,000,000
Deductible                                                    250,000

DEDUCTIBLE PROTECTION
 POLICY                                                                  01/01/01 - 01/01/02          Zurich             9/30/01
 (WC, GL, AL)

                                                                                                   National Union
ERRORS & OMISSIONS                                                       01/01/01 - 01/01/02         Fire Ins             1/1/02
Each Accident                                               1,000,000
Aggregate Limit                                             2,000,000
Deductible                                                     50,000

GENERAL LIABILITY                                                        01/01/01 - 01/01/02          Zurich             9/30/01
Policy Aggregate                                           25,000,000
Location Aggregate                                          2,000,000
Products/Completed Ops.                                     2,000,000
Each Occurrence                                             1,000,000
Personal & Advertising Injury                               1,000,000
Fire Damage - Any One Fire                                  1,000,000
Medical - Any One Person                                       10,000
Employee Benefits
  (Claims Made)                                             1,000,000
Employee Benefits
  (Aggregate)                                               2,000,000
         Retroactive Date
          (1/01/99)
Deductible                                                     50,000

AUTO LIABILITY                                                           01/01/01 - 01/01/02          Zurich              1/1/02
Bodily Injury & Property Damage                             1,000,000
Unisured/Underinsured                                       1,000,000
Personal Injury Protection                                  Statutory
Medical Payments - each person                                  2,000
Hired & Non-Owned Auto                                      1,000,000
Deductible                                                    100,000

AUTO PHYSICAL DAMAGE                                                     01/01/01 - 01/01/02          Zurich              1/1/02
  Deductible-Collision                                          1,000
  Deductible-Other Than Collision                               1,000


                                                                                                   National Union
                                                                                                    Fire Ins Co
UMBRELLA LIABILITY                                                       01/01/01 - 01/01/02     of Pittsburgh, PA        1/1/02

Each Occurrence                                            35,000,000
General Aggregate                                          35,000,000
Products/Completed Ops.                                    35,000,000
Deductible                                                     10,000

EMPLOYMENT PRACTICES LIABILITY                                           01/01/01 - 01/01/02         Lexington Ins        1/1/02
Each Insured Event                                          5,000,000
Total Aggregate Policy Paid Limit                          10,000,000
Deductible                                                     50,000

EMPLOYMENT PRACTICES LIABILITY-
  TAIL COVERAGE                                                             Extended                Lexington Ins         1/1/02
                                                                           Reporting
                                                                             Period
Each Insured Event                                          5,000,000     4/8/00-4/8/03
Total Aggregate Policy Paid Limit                          10,000,000

                                                                                                   National Union
                                                                                                     Fire Ins Co
FIDUCIARY LIABILITY                                         5,000,000    01/01/01 - 01/01/02     of Pittsburgh, PA        1/1/02

Endorsements:
Fl Amendatory Cancellation -
  Non Renewal
Multiemployer Extension
  (Syn Sav & Inv)
Amend Discovery Clause to
  bilateral election
Amend notification requirement
run-off Endorsement for Synadyne

Deductible                                                     10,000


                                                Limits/                                                                   Premium
Coverage                                      Deductibles                    Term                    Company              Paid to
--------                                      -----------                    ----                    -------              -------
                                                                         Extended
FIDUCIARY LIABILITY-TAIL                                                 Reporting                National Union
 COVERAGE                                                   5,000,000     Period                   Fire Ins Co           1/1/02
Basic Form with following                                                                        of Pittsburgh, PA
   Endorsements                                                        4/8/00-4/8/06
   FL Amendatory Cancellation
     - Non Ren
   Multiemployer Extension
     (Syn Sav & Inv)
   Option for Two Year
     Discovery (150%)
   Notice of Claims to Risk
     or Counsel
   Defense outside Limits for
     Addl. Prem.

Deductible                                                     10,000

                                                Per Schedule on
COMMERCIAL PROPERTY                            File with carrier         7/1/01-7/1/2002           The St. Paul           7/1/02

DIFFERENCE IN CONDITIONS                    5,000,000 LOSS LIMIT      10/18/00 - 10/18/01             Essex             10/18/01

                                                                                                   National Union
CRIME-FIDELITY                                                         7/29/99-7/29/02              Fire Ins. Co.        7/29/02
Insured's Fidelity Coverage                                 2,000,000
Client's Fidelity Coverage                                  2,000,000
Computer Fraud                                              2,000,000
Loss Inside premises/
 Loss Outside
 premises                                                   2,000,000
Counterfeit Currency/
 Depositors Forgery                                         2,000,000
  Deductible Per Occurrence                                   100,000
  Aggregate Deductible                                        300,000

                                                                                                    National Union
DIRECTORS & OFFICERS                                       20,000,000  10/23/98-10/23/01             Fire Ins. Co.      10/23/01
 Deductible-SEC & Y2K                                         150,000
 Deductible-All Other                                          75,000

LIQUOR LIABILITY PER EACH
 EVENT                                                      1,000,000    3/31/01-1/1/02               Zurich             1/1/02
aggregate                                                   2,000,000

BASIC LIFE AND AD&D                Life: 2 x annual salary max $500k     8/1/01-4/1/02             UNUM Life Ins Co      9/30/01
                                   w/o good health evidence, max
                                   $750k w/good health evidence
                                   AD&D 2 x annual earnings max
                                   $500k or $750k if evidence of
                                   insurability for life insurance
                                   was approved.

LONG TERM DISABILITY               60% of monthly earnings, max $10k     8/1/01-4/1/02             UNUM Life Ins Co      9/30/01
                                   monthly until age 65 or disabled

BUSINESS TRAVEL ACCIDENT
 INSURANCE                         Directors, Officers, Managers 3 x      8/1/01-4/1/03            UNUM Life Ins Co      4/1/03
                                   annual earnings max $1 m; all else
                                   1 x annual earnings $150k

CIGNA EMPLOYEE MEDICAL
 COVERAGE
  (SELF INSURED)                   $75,000 per person stop loss         8/1/01-4/1/02                  Cigna           9/30/01 ($5K
                                                                                                                       deposit made
                                                                                                                         7/12/01
                                                                                                                          approx
                                                                                                                        $28k billed
                                                                                                                          & due)

CIGNA DENTAL INSURANCE
  (SELF INSURED)                   $1,500 per person stop loss          8/1/01-4/1/02                  Cigna           9/30/01 ($5K
                                                                                                                       deposit made
                                                                                                                         7/12/01,
                                                                                                                           approx
                                                                                                                        $28k billed
                                                                                                                           & due)
